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                                                                    EXHIBIT 99.3

                   CERTIFICATION PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Biopure Corporation for the period ended October 31, 2002, I, Francis H. Murphy, Chief Financial Officer, hereby certify, to the best of my knowledge, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

    1. the Form 10-K for the period ended October 31, 2002, fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and;

    2. the information contained in the Form 10-K for the period ended October 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Biopure Corporation.

Date:  January 29, 2003
                                                     /s/ Francis H. Murphy
                                                     --------------------------
                                                     Francis H. Murphy
                                                     Chief Financial Officer